                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Lenox Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 LENOX BANCORP, INC.
                                  5255 BEECH STREET
                               ST. BERNARD, OHIO 45217
                                    (513) 242-6900

                                                                  March 21, 1997

Fellow Stockholders:

    You are cordially invited to attend the first annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company"), the holding company for Lenox Savings Bank (the "Bank"), which will be held on April 23, 1997, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

    The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Clark, Schaefer, Hackett & Co., the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

    The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

    PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

    On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                  Sincerely yours,

                                  /s/ Virginia M. Porowski
                                  -------------------------------
                                  Virginia M. Porowski
                                  President, Chief Executive Officer
                                  and Director

                                 LENOX BANCORP, INC.
                                  5255 BEECH STREET
                               ST. BERNARD, OHIO 45217
                                    (513) 242-6900
                          __________________________________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON APRIL 23, 1997
                          __________________________________

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Lenox Bancorp, Inc. (the "Company") will be held on April 23, 1997, at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio.

    The purpose of the Annual Meeting is to consider and vote upon the following matters:

    1. The election of three directors for terms of three years each or until their successors are elected and qualified;

    2.   The approval of the Lenox Bancorp, Inc. 1997 Incentive Plan;

    3. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of the Company for the fiscal year ending December 31, 1997; and

    4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

    The Board of Directors has established March 17, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company, 5255 Beech Street, St. Bernard, Ohio 45217, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                  By Order of the Board of Directors

                                  /s/ Richard C. Harmeyer
                                  -------------------------------------
                                  Richard C. Harmeyer
                                  Secretary
St. Bernard, Ohio
March 21, 1997

                                 LENOX BANCORP, INC.
                               _______________________

                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                    APRIL 23, 1997
                               _______________________

SOLICITATION AND VOTING OF PROXIES

    This Proxy Statement is being furnished to stockholders of Lenox Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the first annual meeting of stockholders (the "Annual Meeting"), to be held on April 23, 1997 at 3:00 p.m., Eastern Time, at the Bank's office, 5255 Beech Street, St. Bernard, Ohio and at any adjournments thereof. The 1997 Annual Report to Stockholders, including consolidated financial statements for the fiscal year ended December 31, 1996, accompanies this Proxy Statement, which is first being mailed to recordholders on or about March 21, 1997.

    Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

    Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

    A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

    The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Lenox Savings Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities

    The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

    The close of business on March 17, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 425,677 shares.

    As provided in the Company's Articles of Incorporation, until the expiration of five years from the date of acquisition by the Company of the stock of the Bank, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity.

    The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Articles of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

    As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Ohio law and the Company's Code of Regulations, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

    As to the matter being proposed for stockholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Ohio law, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute stockholder approval of Proposal 2. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes are not counted as present and entitled to vote and have no effect on the vote on Proposal 2. For further information on the vote required to implement Proposal 2 during the first year following the Bank's conversion from mutual to stock form, which was completed on July 17, 1996 (the "Conversion"), see the discussion under Proposal 2 herein.

    As to the ratification of Clark, Schaefer, Hackett & Co. as independent auditors of the Company set forth in Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's Code of Regulations, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to broker non-votes. Proxies marked "ABSTAIN" as to that matter will have the same effect as votes against the proposal.

    Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

Security Ownership of Certain Beneficial Owners

    The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

TITLE OF CLASS         NAME AND ADDRESS OF                   AMOUNT AND NATURE                PERCENT
                        BENEFICIAL OWNER                  OF BENEFICIAL  OWNERSHIP            OF CLASS
--------------   -------------------------------          ------------------------            --------
Common Stock     Lenox Savings Bank Employee                     34,054(1)                       8.0%
                 Stock Ownership Plan ("ESOP")
                 5255 Beech Street
                 St. Bernard, Ohio 45217

--------------------
(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee of the Board of Directors administers the ESOP and has appointed an ESOP Trustee. The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At March 17, 1997, 1,702 shares have been allocated under the ESOP and 32,352 shares remain unallocated. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


Interest of Certain Persons in Matters to be Acted Upon

    All persons standing for election as director were unanimously nominated by the Nominating Committee of the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

    Upon obtaining stockholder approval, the Company and the Bank intend to grant to non-employee directors, and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Lenox Bancorp, Inc. 1997 Incentive Plan (the "Incentive Plan") being presented for approval in Proposal 2.

                       PROPOSALS TO BE VOTED ON AT THE MEETING

                          PROPOSAL 1.  ELECTION OF DIRECTORS

    The Board of Directors of the Company currently consists of ten (10) directors and is divided into three classes. Each of the ten members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

    The three nominees proposed for election at this Annual Meeting are Richard
C. Harmeyer, Robert R. Keller and Curtis L. Jackson.

    In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES AND CONTINUING DIRECTORS

    The following table sets forth, as of the Record Date, the names of the nominees, continuing directors and Named Executive Officers (as defined herein) as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and Named Executive Officer and all directors and executive officers as a group as of the Record Date.

                                                                           Shares of
Name and Principal                                           Expiration   Common Stock   Percent
Occupation at Present                             Director   of Term as   Beneficially     of
and for Past Five Years                      Age   Since(1)   Director     Owned(2)(3)   Class(4)
-----------------------                      ---  ---------  ----------   ------------   --------

NOMINEES

Richard C. Harmeyer......................    57      1993      2000           800          *
Secretary of the Company and the Bank.
Mr. Harmeyer was the Ivorydale Area
Resource Manager for Procter & Gamble,
where he held a variety of line
management and human resources
management positions for 36 years.

Robert R. Keller........................     55      1987      2000         2,500          *
Mr. Keller retired from Procter & Gamble
in June 1995 after 36 years with the
Company.

Curtis L. Jackson.......................     33      1995      2000           100          *
Mr. Jackson is currently a Group Manager
in Finance and Accounting for Procter &
Gamble where he has worked for 10 years.


                                                                           Shares of
Name and Principal                                           Expiration   Common Stock   Percent
Occupation at Present                             Director   of Term as   Beneficially     of
and for Past Five Years                      Age   Since(1)   Director     Owned(2)(3)   Class(4)
-----------------------                      ---  ---------  ----------   ------------   --------

CONTINUING DIRECTORS

Richard O. Plunk........................     50      1986      1998           300            *
Mr. Plunk is Chair of the Board of
Directors of the Company and the Bank.
He has worked with Procter & Gamble's
Comptrollers Division for 21 years.

Wyvette D. Jordan.......................     53      1987      1999           215            *
Ms. Jordan is Vice Chair of the Board.
She retired from Procter & Gamble's
Ivorydale plant in September 1994, where
she was a Cashier/Expense Accountant for
22 years.

Virginia M. Porowski....................     39      1996      1999         2,000             *
Ms. Porowski is President and Chief
Executive Officer of the Company and the
Bank since 1994 and was Executive
Managing Officer from 1989-1994.

Gail R. Behymer.........................     57      1993      1999         2,500             *
Mr. Behymer worked for Procter &
Gamble for 34 years with a background in
construction and facilities management.

William P. Riekert, Jr..................     60      1991      1998         2,200             *
Mr. Riekert is Assistant Secretary of the
Company and the Bank.  Mr. Riekert
retired from Procter & Gamble in
December 1991.

Henry E. Brown..........................     51      1995      1998         1,313             *
Mr. Brown has worked with Procter &
Gamble's Central Engineering Division for
28 years.


Reba St. Clair..........................     37      1995      1999           500             *
Ms. St. Clair is currently a finance
manager for Procter & Gamble, where she
has worked for the past 13 years.


                                                                           Shares of
Name and Principal                                           Expiration   Common Stock   Percent
Occupation at Present                             Director   of Term as   Beneficially     of
and for Past Five Years                      Age   Since(1)   Director     Owned(2)(3)   Class(4)
-----------------------                      ---  ---------  ----------   ------------   --------

Stock Ownership of all Directors              -       -           -          12,428         2.9%
and Executive Officers as a Group
(11 persons)

-----------------------
 *  Does not exceed 1.0% of the Company's voting securities.
(1) Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 425,677 shares of Common Stock outstanding.


Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder) and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Meetings of the Board of Directors and Committees of the Board of Directors of the Company

    The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees.
The Board of Directors of the Company meets twice a month and may have additional meetings as needed. During the year ended December 31, 1996, the Board of Directors of the Company held 3 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

    Audit Committee. The Audit and Compliance Committee of the Company and the Bank consists of Gail R. Behymer (Chair), Robert R. Keller, Curtis L. Jackson, William P. Riekert and Wyvette D. Jordan. The purpose of this committee is to provide assurance that financial disclosures made by management portray the Bank's financial condition and results of operations.

The Committee also maintains a liaison with outside auditors and reviews the adequacy of internal controls. The Audit Committee of the Company did not meet during 1996. The Audit Committee of the Bank met four times in 1996.

    Nominating Committee. The Company's Nominating Committee for the 1997 Annual Meeting consists of Richard O. Plunk, Virginia M. Porowski, Gail R. Behymer and Richard C. Harmeyer. The Committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Articles of Incorporation and Code of Regulations provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Code of Regulations and by the Exchange Act. The Nominating Committee met on February 3, 1997.

Directors' Compensation

    Fee Arrangements. Members of the Company's Board of Directors do not receive Board fees from the Company. Currently, directors of the Bank who have served as directors of the Bank for one year or more receive a fee of $1,400 per quarter. The Chair of the Board and the Board Secretary receive an annual fee of $2,080 and of $1,660, respectively, in addition to any Board or committee fees. The Bank maintains a Director Emeritus Program whereby retired members of the Board of Directors may serve as Director Emeritus.

    Incentive Plan. The Company is presenting to stockholders for approval the Incentive Plan, under which all directors who are not also employees of the Company or the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

    Summary Compensation Table. The following table shows, for the years ended December 31, 1996, 1995 and 1994, the cash compensation paid by the Company or the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer ("Named Executive Officer"). No executive officers of the Company or the Bank received compensation in excess of $100,000.

                                                                             Long Term Compensation
                                    Annual Compensation(1)                 Awards              Payouts

                                                        Other     Restricted     Securities                  All
                                                        Annual      Stock        Underlying      LTIP       Other
Name and Principal               Salary    Bonus     Compensation   Awards      Options/SARs    Payouts  Compensation
Position                 Year     ($)       ($)         ($)(2)      ($)(3)         (#)(4)       ($)(5)      ($)(6)
---------------------------------------------------------------------------------------------------------------------
Virginia M.Porowski,     1996   $62,500    $1,365          -           -             -            -         $2,702
President, Chief         1995    60,891       236          -           -             -            -          1,962
Executive Officer        1994    57,939       840          -           -             -            -          2,262
and Director



_______________________________
(1) Under Annual Compensation, the column titled "Salary" does not include directors' fees.
(2) There were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the last year, (b) payments of above-market preferential earnings on deferred compensation, (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation, (d) tax payment reimbursements, or (e) preferential discounts on stock. For 1996, 1995 and 1994, the Bank had no restricted stock or stock related plans in existence.
(3) No stock awards were granted or earned in 1996, 1995 or 1994. See "Proposal 2."
(4) No stock options or SARs were granted or earned in 1996, 1995 or 1994. See "Proposal 2."
(5) For 1996, 1995 and 1994, there were no payouts or awards under any long-term incentive plan.
(6) Reflects 401(k) contributions from the Bank.

Employment Agreements

    The Bank and the Company have entered into employment agreements with Virginia M. Porowski (the "Executive"). The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Executive.

    The employment agreements provide for a three-year term for the Executive. The Bank employment agreement provides that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors of the Bank may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors of the Bank after conducting a performance evaluation of the Executive. The term of the Company employment agreement shall be extended on a daily basis unless written notice of non-renewal is given by the Board of Directors of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary for Ms. Porowski is $68,000. In addition to the base salary, the agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel.

    The agreements provide for termination by the Bank or the Company for cause as defined in the agreements, at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to her current office(s);
(ii) a material change in the Executive's functions, duties or responsibilities, such that Executive's position becomes one of lesser responsibility, importance or scope; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) a material reduction in the benefits or perquisites to Executive; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the agreement by the Bank or the Company, the Executive or, in the event of the Executive's subsequent death, her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement; provided, however, that in the case of the Bank's agreement, the payment shall not, in the aggregate, exceed three times the average of the Executive's five preceding taxable years' annual compensation. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the agreement.

    Under the agreements, if voluntary (upon the trigger of one of the factors set forth above) or involuntary termination follows a change in control of the Bank or the Company (as defined in the Employment Agreement), the Executive or, in the event of the Executive's death, her beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining term of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life, health, and disability coverage for thirty-six months. Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement. In the event of a change in control, based upon three times 1996 salary and annual bonus as reported in the Summary Compensation Table, Ms. Porowski would receive approximately $192,000 in severance payments, in addition to other cash and noncash benefits.

    Payments under the agreements in the event of a change in control may constitute some portion of an excess parachute payment under Section 280G of the Internal Revenue Code (the "Code") for executive officers, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

    Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under Ohio law.

    Incentive Plan. The Company is presenting to stockholders for approval the Incentive Plan under which all employees of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

    401(k) Plan.   In 1992, the Bank adopted the 401(k) Plan which is designed to be qualified under Section 401(k) of the Code. An employee is eligible to participate in the 401(k) Plan following attainment of the age of 21 and the completion of one (1) year of service with the Bank (1,000 hours within a twelve-month period). Under the 401(k) Plan, subject to the limitations imposed under Section 401(k) and Section 415 of the Code, a participant is able to elect to defer not more than 15% of his or her contribution by directing the Bank to contribute such amount to the 401(k) Plan on such employee's behalf. The Bank may elect to make matching contributions applicable to its 401(k) Plan equal to a portion of the participating employee's contribution, subject to a maximum matching contribution of no more than 5% of the participant's salary.

    Under the 401(k) Plan, a separate account is established for each employee. Participants are 100% vested in the contributions and in the earnings thereon and in the employer's contributions. The 401(k) Plan also provides for in-service hardship distributions of elective deferrals and of employer contributions if a participant has been a participant in the 401(k) Plan for at least five years and the employer contributions have been invested in the 401(k) Plan for at least two years. Distributions from the 401(k) Plan may be made upon termination of service, disability or death in a lump sum or in annual installments.

    Employee Stock Ownership Plan and Trust. The Bank established an ESOP and related trust for eligible employees effective January 1, 1996. Full-time employees with the Bank as of January 1, 1996 and full-time employees of the Company or the Bank employed after such date, who have been credited with at least 1,000 hours during a twelve-month period and who have attained the age of twenty-one became participants. The ESOP purchased 8% or 34,054 shares of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contribution's to the ESOP over a period of ten years and the collateral for the loan will be the Common Stock purchased by the ESOP.

Transactions With Certain Related Persons

    The Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

    It is the policy of the Bank to make loans to executive officers and directors on their principal residences. The Bank's policy provides that all loans made by the Bank, including lines of credit, to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of December 31, 1996, five of the Bank's executive officers or directors had a total of 6 loans outstanding totalling approximately $460,000 in the aggregate. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor involved more than the normal risk of collectibility or presented unfavorable features.

    It is the policy of the Company that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                             PROPOSAL 2.  APPROVAL OF THE
                                 LENOX BANCORP, INC.
                                 1997 INCENTIVE PLAN

    The Board of Directors of the Company is presenting for stockholder approval the Lenox Bancorp, Inc. 1997 Incentive Plan ("Incentive Plan"), in the form attached hereto as Exhibit A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, key employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan which is qualified in its entirety by the complete provisions of the Incentive Plan document attached as Exhibit A.

General

    The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 59,594 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards granted under the Incentive Plan is 42,567, provided such number is not in excess of the 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan; there shall be 26,500 options qualified as incentive stock options that may be granted under the Incentive Plan. The maximum number of shares reserved for award of Common Stock ("Stock Awards") is 17,027 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Outside Directors of the Company and its affiliates, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The grant of stock awards and the exercise of options granted under the Incentive Plan will result in an increase in the number of shares outstanding, and may have a dilutive effect on the holdings of existing stockholders.

Awards

    Types of Awards. The Incentive Plan authorizes the grant of Awards to employees and Outside Directors in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under
Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options";
(ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive

Plan) ("Limited Rights"); and (iv) Stock Awards which provide a grant of Common Stock that vests over time (which such vesting may be contingent upon the attainment of stated performance goals).

    Options. Assuming the requisite stockholder approval is obtained for the Incentive Plan, the Board of Directors intends to grant options to employees (including executive officers) for 22,563 shares (with Limited Rights) and options to Outside Directors for 11,919 shares (with Limited Rights), and options for 8,085 shares will be reserved and available under the Incentive Plan for future grants to Outside Directors and/or employees. All options initially granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to July 17, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded, commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted options and to provide for accelerated vesting. See "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments".

    Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant and the term of the option may not exceed ten years from the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

    Each Outside Director of the Company or Bank who is serving with the Company or Bank on the date of the Annual Meeting will receive Non-statutory Stock Options to purchase 1,277 shares of Common Stock (with Limited Rights); provided that the Chairman will receive 1,703 such options. The exercise price of each option shall equal the fair market value of the Common Stock on the date the option is granted, which is intended to be the date of the Annual Meeting.

    Termination of Employment. Options granted under the Incentive Plan may be exercised at such times as the Committee determines, but in no event shall an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner). Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the vested Incentive Stock Options and Non-Statutory Stock Options shall be exercisable for a period of three months following termination. The Committee in its discretion may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-statutory Stock Options. Notwithstanding the foregoing, in the event of the death or disability of the option holder, all options granted to employees and/or Outside Directors will become fully vested and shall be exercisable for up to one year thereafter. In the event of termination for cause, all rights to options expire immediately.

    Limited Rights. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

    Option Grants. It is currently intended that the options proposed to be granted will include Limited Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options will be immediately exercisable in the event the optionee's employment or service is terminated due to death or disability. The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted options and to provide for accelerated vesting. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Annual Meeting. See "New Plan Benefits Table" below for information concerning options intended to be granted under the Incentive Plan assuming stockholder approval.

    As of March 12, 1997, the closing price per share of Common Stock, as reported over-the-counter through the National Daily Quotation Service "Pink Sheet" was $14.00.

    Stock Awards. The Incentive Plan also authorizes the granting of Stock Awards to employees and Outside Directors. The Committee has the authority to determine the dates on which Stock Awards granted to an employee and/or an Outside Director will vest, provided, however, that any Stock Award granted prior to July 17, 1997 may not vest at a rate greater than 20% per year commencing at least one year from the date of grant, and the vesting of any Stock Award may not be accelerated except in the case of death or disability.
 The Board of Directors intends to amend this feature in the future to authorize the Committee to amend previously granted Stock Awards and to provide for accelerated vesting. See "New Plan Benefits" below. Under the Incentive Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee. The Committee may make a portion of the Stock Awards granted subject to the attainment of performance goals. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals that must be attained. The performance goals may be set by the Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved. No Stock Award that is subject to a performance goal is to be distributed to an Outside Director until an independent third party confirms that the underlying performance goal has been achieved.

    Unless otherwise determined by the Committee, upon the termination of an Employee's or Outside Director's employment or service for any reason other than death or disability, other than as provided below, all unvested Stock Awards as of the date of termination will be forfeited. All Stock Awards to Employees and Outside Directors will vest immediately upon termination of employment due to death or disability. All rights to unvested Stock Awards will terminate immediately in the event that the employee or Outside Director is terminated due to cause.

    Stock Awards are generally non-transferable and non-assignable as provided in the Incentive Plan. The Committee has the power, under the Incentive Plan, to permit transfers. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

Tax Treatment

    Stock Options.   An optionee will generally not be deemed to have
recognized taxable income upon grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

    In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

    In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

    Stock Awards. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant), and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

Payout Alternatives

    The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

Alternate Option Payments

    The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

Amendment

    The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission. The Board of Directors intends to amend the Incentive Plan in the future to authorize the Committee to amend previously granted options or Stock Awards to provide for accelerated vesting, including upon the occurrence of a change in control of the Company or the Bank. See "New Plan Benefits" below.

Adjustments

    In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

Nontransferability

    Unless determined otherwise by the Committee, no award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a Participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the Participant.

Stockholder Approval

    The Incentive Plan complies with the regulations of the Ohio Division of Financial Institutions ("Division") and the Federal Deposit Insurance Corporation ("FDIC"). Neither the Division nor the FDIC have endorsed or approved the Incentive Plan. Pursuant to FDIC regulations, the Incentive Plan may not be implemented during the first year after the Bank's Conversion unless approved by a majority of the Company's stockholders at this meeting. If such approval is not obtained, but the Incentive Plan receives the affirmative vote of a majority of the shares present at the meeting and eligible to be cast on the Proposal, the Incentive Plan will not become effective at this time, but will become effective immediately following a period of one year after the Conversion without further stockholder approval. The Board of Directors also could determine to have the Incentive Plan become effective one year after the Conversion, even if the Incentive Plan does not receive the affirmative vote of a majority of the shares voted at this meeting. In the absence of stockholder approval, the options under the Incentive Plan would not qualify as incentive stock options under the Code.

    UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE LENOX BANCORP, INC. 1997 INCENTIVE PLAN.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE LENOX BANCORP, INC. 1997 INCENTIVE PLAN.

New Plan Benefits

    The following table provides certain information with respect to all Awards which are intended to be granted immediately after the annual meeting, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the named executive officers individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

    All awards granted to the officers and directors of the Company and the Bank reflected in the table below become vested and exercisable in equal annual installments of 20% each year commencing on the date of grant. Additionally, on or after July 17, 1997, the Board of Directors intends to amend the Incentive Plan or the awards reflected below to provide for acceleration of the vesting of such previously granted awards, including upon a change in control of the Company or the Bank (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank. The Company will present any such amendment made more than one year after the Conversion to stockholders for approval, if required by the Division or the FDIC. The Company is not otherwise required to obtain stockholder approval of amendments to the Incentive Plan.

                                  NEW PLAN BENEFITS



                                                Stock Option Awards              Stock Awards
                                               ------------------------     -------------------------
                                                 Dollar        Number         Dollar       Number
Name and Position                               Value (1)    of Units(2)     Value (3)    of Units(2)
                                               ----------    -----------     ---------    -----------

Virginia M. Porowski, President and Chief          -            8,513         $35,756       2,554
Executive Officer of the Company and the
Bank

All current executive officers as a group          -           17,027         $71,512       5,108
(3 persons)

All current directors of the Company               -           11,919         $54,866       3,919
  and Bank (who are not executive
  officers) as a group (9 persons)

All employees (who are not executive               -            5,536         $21,504       1,536
  officers) as a group (10 persons)

----------------------
(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) 8,085 Stock Option Awards and 6,464 Stock Awards remain unallocated under the Incentive Plan.
(3) Based upon $14.00, the closing price of the Common Stock, as reported over-the-counter through the National Daily Quotation Service "Pink Sheet" on March 12, 1997.

                       PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                               OF INDEPENDENT AUDITORS

    The Company's independent auditors for the fiscal year ended December 31, 1996 were Clark, Schaefer, Hackett & Co. The Company's Board of Directors has reappointed Clark, Schaefer, Hackett & Co. to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997, subject to ratification of such appointment by the shareholders.

    Representatives of Clark, Schaefer, Hackett & Co. will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

    UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CLARK, SCHAEFER, HACKETT & CO., INC. AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                                ADDITIONAL INFORMATION

Shareholder Proposals

    To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 19, 1997. If such annual meeting is held on a date more than 30 calendar days from April 23, 1998, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

Other Matters Which May Properly Come Before the Meeting

    The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

    Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting.

However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                  By Order of the Board of Directors

                                  /s/ Richard C. Harmeyer

                                  Richard C. Harmeyer
                                  Corporate Secretary

St. Bernard, Ohio
March 21, 1997


    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.
      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE
         REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY
           RETURN THE ACCOMPANYING PROXY CARD IN THE
                 ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                                 LENOX BANCORP, INC.
                                 1997 INCENTIVE PLAN


1.  DEFINITIONS.

    (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

    (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

    (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

    (d)  "Bank" means Lenox Savings Bank.

    (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Bank and Directors Emeritus of the Holding Company or the Bank.

    (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to
Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a

Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

    (g)  "Code" means the Internal Revenue Code of 1986, as amended.

    (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

    (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

    (j)  "Date of Grant" means the effective date of an Award.

    (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or , in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

    (l) "Effective Date" means ________________, the effective date of the Plan.

    (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

    (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

    (o)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

     (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low sales prices of the Common Stock as reported by a national securities exchange which is the primary trading market for such Common Stock or the average of the high and low bid prices of the Common Stock as reported by Nasdaq Stock Market ("NASDAQ") if the NASDAQ serves as the primary trading market for the Common Stock, each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale was reported. If the Common Stock is not traded on a national securities exchange or the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith, based upon the most recently available pricing information the Board has regarding the recent closing price per share of the Common Stock, as reported over-the counter through the National Daily Quotation Service "Pink Sheet."

    (r)  "Holding Company" means Lenox Bancorp, Inc.

    (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

    (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

    (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

    (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

    (w) "Outside Director" means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

    (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

    (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

    (z) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding

Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

    (aa) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

    (bb) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

    (cc) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

    (dd) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable.
All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

    (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

    (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.  TYPES OF AWARDS AND RELATED RIGHTS.

    The following Awards and related rights as described below in Paragraphs 6 through 9 hereof may be granted under the Plan:

    (a)  Non-statutory Stock Options
    (b)  Incentive Stock Options
    (c)  Limited Right
    (d)  Stock Awards

4.  STOCK SUBJECT TO THE PLAN.

    Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 59,594 shares which number may not be in excess of 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 42,567 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. 26,500 options will qualify as Incentive Stock Options. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 17,027 shares, which number may not be in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company or acquired by the Trustee. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5.  ELIGIBILITY.

    Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.  NON-STATUTORY STOCK OPTIONS.

    The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

    (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

    (b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part,
subject to applicable rules and regulations.   The acceleration of any
Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

    (c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

    (d) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination; provided that in the event of termination of a Participant's employment or service due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment or service to exercise the Participant's immediately exercisable Non-statutory Options. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause.

Notwithstanding the above, in no event shall any Non-statutory Stock Options be exercisable beyond the expiration of the Non-Statutory Stock Option term.

7.  INCENTIVE STOCK OPTIONS.

    The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

    (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock
on the Date of Grant.   Shares may be purchased only upon payment of the full
Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

    (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-Statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

    (c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

    The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

    (d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

    (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of the termination of an Employee Participant's employment due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. Notwithstanding anything contained herein to the contrary, no Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of a Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

    (f)  Compliance with Code.  The Incentive Stock Options granted under this
Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.   LIMITED RIGHT.

    Simultaneously with the grant of any Option to a Participant, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

    (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

    The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

    Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

    (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.   STOCK AWARD.

    The Committee (or in the case of an Outside Director Participant, the Board of Directors) may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

    (a) Payment of the Stock Award. The Stock Award may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

    (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

    (c) Stock Award Agreement. The terms and conditions of any Stock Award shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

         (i)  the period over which the Stock Award will vest;
         (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

    (d) Certification of Attainment of the Performance Goal. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

    (e)  Termination of Employment or Service.   Unless otherwise determined by
the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of a Stock Option or Stock Award, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

    (f) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

         (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this Section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

         (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

         (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

    (g) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

    (h) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10. PAYOUT ALTERNATIVES

    Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

    (a) Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

    (b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

11.  ALTERNATE OPTION PAYMENT MECHANISM

    The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

    (a) Cash Payment. The exercise price may be paid in cash or by certified check.

    (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

    (c)  Exchange of Common Stock.

          (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

         (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12. RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

    No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

    Except as permitted under the Code (with respect to Incentive Stock
Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13. AGREEMENT WITH GRANTEES.

    Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14. DESIGNATION OF BENEFICIARY.

    A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15. DILUTION AND OTHER ADJUSTMENTS.

    In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

    (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

    (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

    (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

    Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16. TAX WITHHOLDING.

    Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

17. AMENDMENT OF THE PLAN.

    The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

    Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

    No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective upon being presented to shareholders for ratification for the purpose of obtaining preferential tax treatment for Incentive Stock Options. The failure to obtain shareholder ratification for such purpose will not effect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19. TERMINATION OF THE PLAN.

    The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20. APPLICABLE LAW.

    The Plan will be administered in accordance with the laws of the State of Ohio and applicable federal law.

21. COMPLIANCE WITH FDIC CONVERSION REGULATIONS

      Notwithstanding any other provision contained in this Plan:

    (a)  unless the Plan is approved by a majority vote of the Holding
Company's stockholders at a duly called meeting of stockholders to consider the Plan, as required by 12 CFR Section 333.4(f)(2), the Plan shall not become effective or implemented prior to one year from the date of the Bank's mutual to stock conversion;

    (b) no Award granted prior to one year from the date of the Bank's mutual to stock conversion shall become vested or exercisable at a rate in excess of 20% of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

    (c) no Award granted to any individual employee prior to one year from the date of the Bank's mutual to stock conversion may exceed 25% of the total amount of Awards which may be granted under the Plan;

    (d) no Award granted to any individual Outside Director prior to one year from the date of the Bank's mutual to stock conversion may exceed 5% of the total amount of Awards which may be granted under the Plan; and

    (e) the aggregate amount of Awards granted to all Outside Directors prior to one year from the date of the Bank's mutual to stock conversion may not exceed 30% of the total amount of Awards which may be granted under the Plan.

22. DELEGATION OF AUTHORITY

    The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

    IN WITNESS WHEREOF, the Holding Company has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the ____________ day of _________________, 1997.



[CORPORATE SEAL]                  LENOX BANCORP, INC.



___________________________       By:______________________________
         Date                           Chairman of the Board


ADOPTED BY THE BOARD OF DIRECTORS:



___________________________       By:______________________________
         Date                                    Secretary


APPROVED BY STOCKHOLDERS:



___________________________       By:______________________________
        Date                                     Secretary

                                     [FRONT SIDE]

                                   REVOCABLE PROXY

                                 LENOX BANCORP, INC.

                            ANNUAL MEETING OF SHAREHOLDERS

                                    April 23, 1997
                                3:00 p.m. Eastern Time
                           _______________________________

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints the official proxy committee of the Board of Directors of Lenox Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 23, 1997, at 3:00 p.m. Eastern Time, at the Company's administrative office, 5255 Beech Street, St. Bernard, Ohio, and at any and all adjournments thereof, as follows:

    1. The election as directors of all nominees listed (except as marked to the contrary below).

              Richard C. Harmeyer, Robert R. Keller and Curtis L. Jackson

              FOR                 VOTE WITHHELD
              ---                 -------------

              / /                      / /

    INSTRUCTION:  To withhold your vote for any individual nominee, write that nominee's name on the line provided below:
______________________________________________________________________________

    2.   The approval of the Lenox Bancorp, Inc. 1997 Incentive Plan.

         FOR                 AGAINST             ABSTAIN
         ---                 -------             -------

         / /                   / /                 / /

    3. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as independent auditors of Lenox Bancorp, Inc. for the fiscal year ending December 31, 1997.

         FOR                 AGAINST             ABSTAIN
         ---                 -------             -------

         / /                   / /                 / /

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

[BACK SIDE]

                  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

    THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated March 21, 1997 and of the Annual Report to Shareholders.

    Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                  Dated:___________________________



                                  ________________________________
                                  SIGNATURE OF SHAREHOLDER



                                  ________________________________
                                  SIGNATURE OF SHAREHOLDER




                            _____________________________


               PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                        IN THE ENCLOSED POSTAGE-PAID ENVELOPE.